                                                       This Assignment of Leases
                                             was prepared by and after recording
                                                          should be returned to:


                                                        Mitchell S. Berkey, Esq.
                                                               Wolff & Samson PC
                                                                One Boland Drive
                                                   West Orange, New Jersey 07052

                              ASSIGNMENT OF LEASES

         THIS ASSIGNMENT (the "Assignment") made as of the 22nd day of July, 2004 by ACE GAMING LLC, a New Jersey limited liability company having an address at the Sands Hotel and Casino, Indiana Avenue and Brighton Park, Atlantic City, New Jersey 08401 (the "Assignor"), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, having its corporate trust office at Sixth and Marquette, Minneapolis, Minnesota 55479 as Trustee (the "Assignee") under the Indenture described below for its own benefit and the benefit of the holders (the "Holders") of the Securities (as defined below).

                               W I T N E S S E T H

         WHEREAS, the Assignor is the owner of a fee simple interest in certain land and air spaces situated in the City of Atlantic City, County of Atlantic, State of New Jersey ("Atlantic City"), being more particularly described on Schedule A-1 attached hereto and by this reference made a part hereof (the "Casino Land") and the improvements now or hereafter constructed on the Casino Land, a portion of which constitute the Sands Hotel and Casino (the "Sands");

         WHEREAS, the Assignor is the owner of a fee simple interest in certain land and air spaces situated in Atlantic City, being more particularly described on Schedule A-2 attached hereto and by this reference made a part hereof (the "Office Land") and the improvements now or hereafter constructed on the Office Land;

         WHEREAS, the Assignor is the owner of certain land situated in the City of Atlantic City, County of Atlantic, State of New Jersey, being more particularly described on Schedule A-3 attached hereto and by this reference made a part hereof (the "Expansion Land" and the improvements now or hereafter constructed on the Expansion Land (the Casino Land, the Office Land, and the Expansion Land being collectively referred to herein as the "Land");

         WHEREAS, the Assignor is the owner of an easement interest in the parcels of real property situated in Atlantic City more particularly described on Schedule A-4 attached hereto and by this reference made a part hereof (the "Easement") and the improvements now or hereafter constructed on the Easement;

         WHEREAS, the Easement was granted to Assignor pursuant to that certain Ordinance No. 103 of Atlantic City dated October 7, 1987 and was recorded January 29,1993 in the Atlantic County, New Jersey Clerk's Office in Deed Book 5463, Page 228 (the "Easement Ordinance");

         WHEREAS, the Assignor is the sole owner and holder of the lessee's interest (the "Leasehold Estate") under the Lease dated December 18, 2000 originally between Madison House Group, L.P., as lessor, and Greate Bay Hotel and Casino, Inc., as lessee (the "Madison House Lease"), with respect to certain property located in the City of Atlantic City, County of Atlantic and State of New Jersey commonly known as 125 Dr. Martin Luther King Boulevard and more particularly described on Schedule A-5 attached hereto and by this reference made a part hereof.

         WHEREAS, pursuant to an Indenture, dated as of the date hereof (as the same may hereafter be amended, supplemented or otherwise modified, the "Indenture"; capitalized terms not otherwise defined herein are used herein as defined therein), among the Assignor, Assignee, and Atlantic Coast Entertainment Holdings, Inc. (the "Company"), the Company is issuing, on the date hereof, up to $110 million of 3% Notes Due 2008 (the "First Mortgage Notes" or the "Securities");

         WHEREAS, the Assignor has guaranteed repayment of the Securities and payment and performance by the Company of its other obligations under the Indenture and with respect to the Securities pursuant to the guarantee contained in Article 12 of the Indenture (as the same may hereafter be amended, supplemented or otherwise modified, the "Guarantee");

         WHEREAS, it is a condition precedent to the issuance of the Securities that the obligations of the Assignor under the Guarantee be secured by, inter alia, this assignment of the Assignor's interest in all leases affecting: (i) the Land; (ii) the Easement, (iii) the Leasehold Estate and (iv) all improvements situated thereon (the "Premises");

         WHEREAS, this Assignment is being executed and delivered pursuant to the terms and conditions set forth in the Indenture and is entitled to the benefits thereof.

         NOW, THEREFORE, for good and valuable consideration, the legal sufficiency of which is hereby acknowledged, the Assignor does hereby sell, assign, transfer, set over and deliver unto the Assignee, subject to the terms and conditions of this Assignment:

         ALL right, title and interest of the Assignor, as lessor, in and to (i) any and all space leases now or hereafter affecting the Premises and including, without limitation, any and all rentals or lettings of individual rooms or suites in the Premises (the "Room Lettings") and (ii) any extensions, renewals, modifications thereof and any guaranties of the obligations owed the Assignor thereunder ((i) and (ii) above are hereinafter described individually as a "Lease" and collectively as the "Leases"; a Lease providing for the payment by a tenant thereunder of an annual basic rental equal to or in excess of $500,000 shall hereafter be referred to individually as a "Major Lease" and collectively as "Major Leases");

         TOGETHER with all right, title and interest of the Assignor in or to the immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues and profits now due or which may become due or to which the Assignor may now or shall hereafter become entitled or may demand or claim, arising or issuing from or out of the Leases or from or out of the Premises or any part thereof, together with any and all rights and claims of any kind which the Assignor may have against the tenants under any Lease (all such moneys, rights and claims being collectively referred to as the "rents");

         TOGETHER with all of the Assignor's right, title, privileges and prerogatives under the Leases, including, without limitation, the Assignor's right, title, privileges and prerogatives to terminate, cancel, modify, change, supplement, alter, amend or grant any consent or approval under the Leases;

         TO HAVE AND TO HOLD the same unto the Assignee, its successors and assigns forever or for such shorter period as hereinafter may be provided;

         FOR THE PURPOSE OF SECURING: the payment and performance by Assignor of its obligations, covenants and duties pursuant to the Guarantee,

         SUBJECT, however, to a license hereby granted by the Assignee to the Assignor to collect and receive rents under the Leases and otherwise to hold and exercise all rights, privileges and benefits contemplated herein; and

         TO PROTECT THE SECURITY OF THIS ASSIGNMENT, IT IS COVENANTED AND AGREED AS FOLLOWS:

         1. The Assignor represents and warrants that the Assignor has good title to the Leases and rents hereby assigned and authority to assign the same, and that no other Person has any right, title or interest therein. The Assignor further represents and warrants that (i) Schedule 1 attached to this Assignment is a correct and complete list of all Leases affecting the Premises on the date hereof (other than the Room Lettings), (ii) to the best of Assignor's knowledge, each Lease listed on Schedule 1 is in full force and effect and unamended, except as shown on Schedule 1, (iii) a correct and complete copy of each such Lease has been delivered by the Assignor to the Assignee on or prior to the date hereof, (iv) to the best knowledge of the Assignor, there exists no material default or event of default in the performance of any covenant, agreement, obligation or conditions contained in any Lease listed on Schedule 1 and no notice of default under any such Lease has been given and (v) the Assignor has not previously assigned, transferred, mortgaged or pledged the Leases or the rents pursuant to an instrument still in effect on the date hereof.

         2. The Assignor covenants and agrees at its sole cost and expense, to keep, observe, perform and discharge, duly and punctually, all material obligations, terms, covenants, conditions and warranties of the Leases on the part of the Assignor to be kept, observed, performed and discharged in accordance therewith. The Assignor agrees (i) not to modify the terms of any of the Major Leases in a manner (in the aggregate for all such amendments) materially adverse to the interests of the holders of the Securities hereunder,
(ii) not to terminate or cancel the term of any Major Lease nor accept a surrender thereof unless a duly authorized officer of the Assignor certifies to the Assignee that such termination, cancellation or surrender will not materially adversely affect the interest of the holders of the Securities hereunder, or unless such surrender is required by the terms of such Major Lease, (iii) not to consent to any assignment by a tenant of its interest in any Major Lease, unless a duly authorized officer of the Assignor certifies to the Assignee that such assignment will not materially adversely affect the interest of the holders of the Securities hereunder, provided, however that if the tenant under any Major Lease shall have the right to assign its interest in such Major Lease without the consent of the Assignor, then clause (iii) shall not apply to such Major Lease, (iv) not to waive or release the other parties to a Major Lease from any material obligations or conditions to be performed by them, and (v) except in connection with the incurrence or grant of Liens permitted under the Indenture, not to make any assignment of Assignor's interest in any Major Lease to any Person unless a duly authorized officer of the Assignor certifies to the Assignee that such assignment will not materially adversely affect the interest of the holders of the Securities hereunder. The Assignor agrees not to accept payments of rent in advance under the Leases (other than Room Lettings) which payments would in the aggregate for all Leases (other than Room Lettings) exceed $1,000,000 (except prepayments in the nature of security for the performance by the lessees thereunder or for tenant finish work performed with respect to any such Leases (other than Room Lettings)).

         3. Except during such time as an Event of Default shall have occurred and be continuing, the Assignor shall have the right, under a license (the "license") granted hereby (but limited as provided in the following paragraph), to collect upon all of the rents arising under the Leases and otherwise exercise all rights, benefits and privileges thereunder.

         4. For so long as an Event of Default has occurred and is continuing, the following provisions shall apply:

         (a) The Assignee shall have the complete right, power and authority hereunder then or thereafter to exercise and enforce any or all of the following remedies:

               (i) to terminate upon notice to the Assignor the license granted to the Assignor to collect as aforesaid the rents, and then and thereafter, without taking possession, in the Assignee's or the Assignor's own name, or as attorney-in-fact for the Assignor, to demand, collect, receive, sue for, attach and levy the rents, to give proper receipts, releases and acquaintances therefor and after deducting all reasonable costs and expenses of operation and collection, as determined by the Assignee, including attorneys' fees and disbursements, to apply the net proceeds thereof, together with any funds of the Assignor deposited with the Assignee, to any indebtedness secured hereby and in such order as the Assignee may determine in accordance with Section 506 of the Indenture,

               (ii) without regard to the adequacy of the security, with or without any action or proceeding through any Person or by agent, or by a receiver to be appointed by any court and irrespective of the Assignor's possession, then or thereafter to enter upon the Premises and succeed to the Assignor's rights and obligations as lessor under such Leases, and

               (iii) otherwise do any act or incur any costs or expenses as the
                     Assignee shall deem reasonably proper to protect the security hereof, as fully and to the same extent as the Assignor could do if in possession and in such event to apply the rents so collected to the costs of fulfilling the Assignor's rights and obligations as lessor under the Leases, but in such order as the Assignee shall deem proper, and including the payment of any indebtedness secured hereby in accordance with Section 506 of the Indenture);

         (b) Without limiting the generality of the foregoing paragraph, the Assignee may:

               (i) succeed to the Assignor's rights and obligations as lessor under the Leases;

               (ii) lease any part or parts of the Premises for such periods of time, and upon such terms and conditions, as the Assignee may, in its reasonable discretion, deem proper;

               (iii) enforce, cancel or modify the Leases;

               (iv) demand, collect, sue for, attach, levy, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all rents and rights under the Leases and written agreements relating thereto that may then be or may thereafter become due;

               (v) institute, prosecute to completion or compromise and settle all summary proceedings, actions for rent or for removing any and all lessees, tenants, subtenants or occupants of the Premises; and/or

               (vi) make such repairs and alterations to the Premises as the Assignee may, in its reasonable discretion, deem proper;

         (c) Upon termination of the Assignor's license by the Assignee by reason of the continuance of an Event of Default, the Assignor shall be deemed to have directed and does direct each and all of the tenants (other than persons in occupancy under Room Lettings)
               (i) to pay to the Assignee all rents as may then or thereafter be owing to the Assignee and (ii) to perform any obligations on its or their part to be then or thereafter performed for the benefit of the Assignor and relating to the Premises, and such obligors shall pay the sum(s) then due and thereafter to become due and perform the obligations then or thereafter owing without further inquiry. No such tenant or obligor shall be bound to account to the Assignor for any amounts paid to the Assignee by reason of any payment made to the Assignee following the termination of the Assignor's license;

         (d) The acceptance by the Assignee of this Assignment, with all of the rights, powers, privileges and authority so created, shall not, prior to entry upon and taking of possession of the Premises by the Assignee, be deemed or construed to constitute the Assignee in possession nor thereafter or at any time or in any event obligate the Assignee to appear in or defend any action or proceeding relating to the Leases or to the Premises, or to take any action hereunder or under the Leases, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Leases; nor shall the Assignee be liable in any way for any injury or damage to person or property sustained by any Person or Persons in or about the Premises, except for gross negligence or willful misconduct on the part of the Assignee;

         (e) The collection of the rents as aforesaid and/or the entry upon and taking possession of the Premises shall not cure or waive any Event of Default or waive, modify or affect any notice of Default under the Indenture, the Securities, the Mortgage, the Security Agreement or any Security Instrument or invalidate any act done pursuant to such notice, and the enforcement of such right or remedy by the Assignee, once exercised, shall continue for so long as the Assignee shall elect, provided that if the collection and application aforesaid of the rents has cured the original Event of Default or such Event of Default has otherwise been cured, the Assignee agrees to reinstate the license described herein. If the license has been so reinstated or the Assignee shall thereafter elect to discontinue the exercise of any such right or remedy notwithstanding the continuation of an Event of Default, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent Event of Default.

         (f) Anything herein to the contrary notwithstanding, the rights of the Assignee to collect or retain any sums shall not apply to amounts to be used by Assignor to cure an Event of Default or otherwise make any payment in respect of Securities or make any payment or perform any obligation under the Indenture or other Security Document (all of which, whether paid to Assignor or Assignee, shall be made available to Assignor for such purpose).

         5. The failure of the Assignee to avail itself of any of the terms, covenants and conditions of this Assignment for any period of time or at any time or times shall not be construed or deemed to be a waiver of any such term, covenant or condition, and nothing herein contained, nor anything done or omitted to be done by the Assignee pursuant hereto shall be deemed a waiver by the Assignee of any of its rights and remedies hereunder or under the Guarantee, the Indenture, the Securities, the Mortgage, the Security Agreement or any Security Documents or under the laws of the State of New Jersey or the State of New York. The right of the Assignee to collect the said indebtedness and to enforce any other security therefor may be exercised by the Assignee, either prior to, simultaneously with or subsequent to any action taken hereunder.

         6. The Assignee and the purchaser at any foreclosure sale shall have the right following foreclosure of the lien of the Mortgage to preserve any Lease and the rights of Assignor thereunder. Any Lease hereafter entered into shall contain a covenant by the other parties thereto to attorn to or perform for the benefit of any such purchaser.

         7. The Assignee shall not be obligated to perform or discharge any obligation of the Assignor as a result of the assignment hereby effected, and the Assignor agrees to indemnify and hold harmless the Assignee against any and all liability, loss or damage which the Assignee may incur by reason of any act of the Assignee under this Assignment, other than such losses as shall arise out of the gross negligence or willful misconduct of the Assignee. Should the Assignee incur any such liability, loss or damage by reason of this Assignment, or in defense against any such claims or demands made with respect to any act of the Assignee under this Assignment, other than those incurred by reason of the Assignee's gross negligence or willful misconduct, the amount thereof, including reasonable costs, expenses and reasonable attorneys' fees, together with interest thereon at the same rate as borne under the Securities (but in no event to exceed the maximum lawful rate) shall be included in the indebtedness secured by the Mortgage, the Security Agreement and any Security Documents and the Assignor shall reimburse the Assignee therefor within five (5) days following written demand, provided that no interest shall accrue with respect to any amount so incurred unless, and to the extent, actually paid by the Assignee.

         8. The Assignor agrees from time to time to execute and deliver all such instruments and to take all such action for the purpose of further effectuating this Assignment and the carrying out of the terms hereof as may be reasonably requested in writing by the Assignee. The Assignee agrees that at such time as the indebtedness evidenced by the Securities has been fully paid and the Assignor's obligations under the Guarantee have been paid and performed in full, the Assignee shall execute and deliver and take all such action as may be reasonably necessary to terminate this Assignment.

         9. Neither the Assignee nor its successors and assigns shall be deemed a mortgagee in possession, nor shall the Assignee or its successors and assigns be liable for laches, failure to collect the rents or failure to enforce the Leases.

         10. Neither the execution of this Assignment nor any action or inaction on the part of the Assignee under this Assignment shall release the Assignor from any of the obligations under the Leases or constitute an assumption of any such obligations on the part of the Assignee. No action or failure to act on the part of the Assignor shall adversely affect or limit, in any way, the rights of the Assignee under this Assignment, the Guarantee, the Indenture, the Securities, the Mortgage or any Security Document or, through this Assignment, under the Leases.

         11. If the Assignee shall resign or become disqualified from acting as Trustee (whether through disqualification by the Casino Control Commission or otherwise), or if, for any reason, there shall be appointed a substitute Trustee, to act instead of the aforenamed Trustee, such substitute shall succeed to all the estates, rights, powers and duties of the aforenamed Trustee under this Assignment. Should any instrument of any nature be required from the Assignor by any successor Trustee to more fully and certainly vest in and confirm to such successor Trustee such estates, rights, powers and duties, then upon request by such successor Trustee, any and all such instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by the Assignor. Any successor Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance become vested with all the estates, properties, rights, powers and trusts of its or his predecessor as an Assignee with like effect as if originally named as Trustee and the Assignee hereby.

         12. This Assignment and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and governed by the law of the State of New Jersey.

         13. To the extent permitted by law, the Assignor further waives any claims against the Assignee for consequential, punitive or special damages arising in connection with the Indenture, the Guarantee, the Mortgage, the Security Agreement or any Security Document and further waives the right to interpose any defense based on any statute of limitations or any claim of laches arising in connection with the Indenture, the Guarantee, the Mortgage, the Security Agreement or any Security Document and any set off or counterclaim of any nature or description, it being understood that the Assignor is not liable except to the extent of the Collateral pledged pursuant to the Indenture.

         14. If any term, covenant, condition or provision of this Assignment or the application thereof to any circumstance or to any Person shall be invalid or unenforceable to any extent, the remaining terms, covenants, conditions and provisions of this Assignment, or the application thereof to any circumstances or to any Person other than those as to which any term, covenant, condition or provision is held invalid or unenforceable, shall not be affected thereby and each remaining term, covenant, condition and provision of this Assignment shall be valid and shall be enforceable to the fullest extent permitted by law.

         15. The Assignee and Assignor acknowledge and agree that: (i) all security interest and other rights in Leases, rents, Premises and any other Collateral shall be, and hereby are, subject and inferior to any Liens heretofore or hereafter created from time to time in connection with the incurrence of Working Capital Indebtedness; and (ii) notwithstanding anything to the contrary hereunder or in the Indenture or in the other Security Documents, the Assignor may incur Liens and Indebtedness (including, without limitation, Liens on Leases, rents, Premises or other Collateral) permitted by the Indenture. In connection with any of the foregoing, Assignee will, at the request of Assignor, enter into such intercreditor agreements, standstill agreements, subordination agreements and other documents as shall be appropriate under the circumstances for the benefit of the holder of such other Liens or Indebtedness. Assignor shall have the right to sell, transfer and convey (the "Sale") the Collateral in whole or in part (the Collateral which is the subject of such Sale is hereinafter referred to as the "Conveyed Property") and in connection therewith obtain from Assignee a release of the Conveyed Property from the Lien of this Collateral and the Security Agreement provided that such Sale is made in accordance with the provisions of Section 1017 of the Indenture as if such Sale was an Asset Sale, as the term is defined in the Indenture, regardless of whether such Sale was in fact an Asset Sale. In connection therewith, Assignee shall execute, acknowledge and deliver to Assignor such documents as Assignor may reasonably require to effectuate such release. The Liens granted hereunder shall not and shall not be deemed to, apply to any Excluded Property (as defined in the Security Agreement).

         16. This Assignment shall not be amended, modified, discharged, waived, in whole or in part, except by an agreement signed by the Assignor and the Assignee.

         17. In this Assignment, whenever the context so requires, the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural and conversely in each case. All demands, notices, requests and communications hereunder shall be given as provided in the Indenture.

         18. Each of the provisions of this Assignment is subject to and shall be enforced in compliance with the provisions of the Casino Control Act.

         19. THE ASSIGNOR ACKNOWLEDGES THAT IT HAS RECEIVED A TRUE COPY OF THIS ASSIGNMENT WITHOUT CHARGE.

                    [SIGNATURES SET FORTH ON FOLLOWING PAGE]



                                     * * * *

         IN WITNESS WHEREOF, this Assignment has been duly executed by the Assignor the day and year first above written.


Attest

                                ACE GAMING, LLC
                                a New Jersey Limited Liability Corporation



                                By: /s/ Patricia Wild
                                   ------------------
                                   Name:  Patricia Wild
                                   Title: Vice President, General Counsel,
                                          Secretary



                                By:/s/ Douglas S. Niethold
                                   -----------------------
                                   Name:  Douglas S. Niethold
                                   Title: Vice-President, Finance and Chief
                                          Financial Officer

COUNTY OF NEW YORK   )
                     :  SS.:
STATE OF NEW YORK    )

BE IT REMEMBERED, that on this 22nd day of July, 2004, before me the subscriber, a Notary Public of the State of New York, personally appeared Patricia Wild, who is Vice President, General Counsel and Secretary of ACE GAMING, LLC, a New Jersey limited liability company and the mortgagor named in the within instrument, who I am satisfied is the person who executed the within instrument, as Vice-President, General Counsel and Secretary of said company, and she acknowledged that she signed and delivered the same as such officer, that the within instrument is the voluntary act and deed of such company made by virtue of authority of its members, on, behalf of and as the voluntary act and deed of such company, for the uses and purposes therein expressed, and that she received a true copy of the within instrument on its own behalf and on behalf of the mortgagor named therein.



Subscribed before me this 22nd day of July 2004.


/s/ Ellen Warren
----------------
Notary Public

STATE OF NEW YORK   )
                    :  SS.:
COUNTY OF NEW YORK  )

On July 22, 2004, before me, the subscriber, a Notary Public of the State of New York, personally appeared Douglas S. Niethold who being by me duly sworn according to law on his oath saith that he is the Vice-President, Finance and Chief Financial Officer of ACE Gaming LLC, a New Jersey limited liability company, the above-named Assignor; that Patricia Wild is the Vice President, General Counsel and Secretary of the said company; that he saw the said Vice President, General Counsel and Secretary sign the Assignment as the act and deed of said company, she being thereunto duly authorized; and that he signed his name to the Assignment as an attesting witness.




                                    /s/ Ellen Warren
                                    -----------------------------
                                    Notary Public of the State of
                                    New York

                                  SCHEDULE A-1

                                   Casino Land

TRACT #1:

BEGINNING at a point, in the Easterly line of Illinois Avenue, distant 350 feet Southwardly from the Southerly line of Pacific Avenue; and extending thence

(1) Eastwardly, parallel with Pacific Avenue 151 feet to the Westerly line of Mt. Vernon Avenue; thence

(2) Southwardly, in and along the said Westerly line of Mt. Vernon Avenue, 50 feet; thence

(3) Westwardly, parallel with Pacific Avenue, 151 feet to the Easterly line of Illinois Avenue; thence

(4) Northwardly, in and along the said Easterly line of Illinois Avenue, 50 feet to the place of BEGINNING.

BEING KNOWN AS Part of Lot 10 in Block 48, formerly known as part of Lot 191 in Block 26, as shown on the Tax Map of the City of Atlantic City.

Illinois Avenue now known as Dr. Martin Luther King Boulevard.

TRACT #2:

BEGINNING at a point in the Easterly line of Illinois Avenue 400 feet South of Pacific Avenue, and extending thence

(1) Eastwardly, parallel with Pacific Avenue, 151 feet to the Westerly line of Mt. Vernon Avenue; thence

(2)   Southwardly, along same 50 feet; thence

(3) Westwardly, parallel with Pacific Avenue, 151 feet to the Easterly line of Illinois Avenue; thence

(4)   Northwardly, along same 50 feet to the BEGINNING.

BEING KNOWN AS Part of Lot 10 in Block 48, formerly known as part of Lot 191 in Block 26, as shown on the Tax Map of the City of Atlantic City.

Illinois Avenue now known as Dr. Martin Luther King Boulevard.

TRACT #3:

BEGINNING at a point in the Westerly line of Kentucky Avenue (50 feet wide), said point being distant 200.00 feet South of the Southerly line of Pacific Avenue (60 feet wide); and extending from said beginning point the following courses and distances:

(1) South 27 degrees 28 minutes 00 second East, in and along the Westerly line of Kentucky Avenue, a distance of 50.00 feet to a point; thence

(2) South 62 degrees 32 minutes 00 seconds West, parallel with Pacific Avenue, a distance of 180.00 feet to the Easterly line of Mt. Vernon Avenue (19 feet wide); thence

(3) North 27 degrees 28 minutes 00 seconds West, in and along the Easterly line of Mt. Vernon Avenue, a distance of 50.00 feet to a point; thence

(4) North 62 degrees 32 minutes 00 seconds East, parallel with Pacific Avenue, a distance of 180.00 feet to the point and place of BEGINNING.

BEING KNOWN AS Part of Lot 10 in Block 49, formerly known as part of Lot 192 in Block 26, as shown on the Tax Map of the City of Atlantic City.

TRACT #4:

BEGINNING at a point in the Easterly line of Mt. Vernon Avenue (19 feet wide), said point being distant 250.00 feet South of the Southerly line of Pacific Avenue (60 feet wide); and extending from said beginning point the following course and distances:

(1) North 62 degrees 32 minutes 00 seconds East, parallel with Pacific Avenue, a distance of 30.00 feet to a point; thence

(2) South 27 degrees 28 minutes 00 seconds East, parallel with Mt. Vernon Avenue, a distance of 50.00 feet to a point; thence

(3) South 62 degrees 32 minutes 00 seconds West, parallel with Pacific Avenue, a distance of 30.00 feet to the Easterly line of Mt. Vernon Avenue; thence

(4) North 27 degrees 28 minutes 00 seconds West, in and along the Westerly line of Mt. Vernon Avenue, a distance of 50.00 feet to the point and place of BEGINNING.

BEING KNOWN AS Part of Lot 10 in Block 49, formerly known as Part of Lot 192 in Block 26, as shown on the Tax Map of the City of Atlantic City.

TRACT #5:

BEGINNING in the Westerly line of Kentucky Avenue, 250 feet Southwardly from Pacific Avenue; and extending thence

(1)   Westwardly, parallel with Pacific Avenue, 150 feet; thence

(2)   Southwardly, parallel with Kentucky Avenue, 50 feet; thence

(3) Eastwardly. parallel with Pacific Avenue, 150 feet to the Westerly line of Kentucky Avenue; thence

(4) Northwardly, in and along same 50 feet to the point and place of BEGINNING.

BEING KNOWN AS Part of Lot 10 in Block 49, formerly known as Part of Lot 192 in Block 26, as shown on the Tax Map of the City of Atlantic City.

TRACT #6:

BEGINNING at a point in the Westerly line of Kentucky Avenue 300 feet Southwardly from the Southerly line of Pacific Avenue; and extending thence

(1)   Westwardly, parallel with Pacific Avenue, 180 feet; thence

(2)   Southwardly, parallel with Kentucky Avenue, 50 feet; thence

(3) Eastwardly, parallel with Pacific Avenue, 180 feet to the Westerly line of Kentucky Avenue; thence

(4)   Northwardly, along same, 50 feet to the place of BEGINNING.

BEING KNOWN AS Part of Lot 10 in Block 49, formerly known as Part of Lot 192 in Block 26, as shown on the Tax Map of the City of Atlantic City.

TRACT #7:

BEGINNING at a point in the Westerly line of Kentucky Avenue (50 feet wide) said point being distant 350.00 feet South of the Southerly line of Pacific Avenue (60 feet wide); and extending from said beginning point in the following course and distances:

(1) South 27 degrees 28 minutes 00 seconds East, in and along the Westerly line of Kentucky Avenue, a distance of 91.40 feet; thence

(2) South 62 degrees 32 minutes 00 seconds West, parallel with Pacific Avenue, a distance of 4.00 feet; thence

(3) South 27 degrees 28 minutes 00 seconds East, parallel with Kentucky Avenue, a distance of 1.00 feet; thence

(4) South 62 degrees 32 minutes 00 seconds West, parallel with Pacific Avenue, a distance of 26.00 feet; thence

(5) South 27 degrees 28 minutes 00 seconds East, parallel with Kentucky Avenue, a distance of 0.75 feet; thence

(6) South 62 degrees 32 minutes 00 seconds West, parallel with Pacific Avenue, a distance of 16.60 feet; thence

(7) South 27 degrees 28 minutes 00 seconds East, parallel with Kentucky Avenue, a distance of 10.00 feet; thence

(8) South 62 degrees 32 minutes 00 seconds West, parallel with Pacific Avenue, a distance of 133.40 feet to the Easterly line of Mt. Vernon Avenue (19 feet wide); thence

(9) North 27 degrees 28 minutes 00 seconds West, in and along the Easterly line of Mt. Vernon Avenue, a distance of 103.15 feet; thence

(10) North 62 degrees 32 minutes 00 seconds East, parallel with Pacific Avenue, a distance of 180.00 feet to the point and place of BEGINNING.

BEING KNOWN AS Part of Lot 10 in Block 49, formerly known as Part of Lot 192 in Block 26, as shown on the Tax Map of the City of Atlantic City.

ALSO BEING KNOWN AS proposed Lot 119.01 in Block 26 as shown on minor subdivision plan prepared by Dennis E. Duffy Associates, dated September 26, 1985 and filed in the Atlantic County Clerk's Office on February 6, 1986 as Map #2358.

TRACT #8:

BEGINNING at a point in the Easterly line of Indiana Avenue (60 feet wide), said beginning point being South 27 degrees 28 minutes 00 seconds East, 200.10 feet from where the Easterly line of Indiana Avenue is intersected by the Southerly line of Pacific Avenue (60 feet wide); and extending thence

(1) South 27 degrees 28 minutes 00 seconds East, in and along the Easterly line of Indiana Avenue, 305.54 feet to a point; thence

(2)   North 62 degrees 30 minutes 00 seconds East, parallel with Pacific Avenue
      350.75 feet to a point in the Westerly line of Illinois Avenue (50 feet wide); thence

(3) In said Westerly line, North 27 degrees 28 minutes 00 seconds West, 305.64 feet to a point, said point being South 27 degrees 28 minutes 00 seconds East, 200.00 feet from the point of intersection of the Westerly line of Illinois Avenue, now known as Dr. Martin Luther King Boulevard with the Southerly line of Pacific Avenue; thence

(4) South 62 degrees 30 minutes 00 seconds West, parallel with Pacific Avenue and along the line of the lands formerly of the Bala Motel, 150.75 feet to a point; thence

(5) North 27 degrees 28 minutes 00 seconds West, parallel with Illinois and Indiana Avenue and along the line of the lands, now or late of the Bala Motel, 114.00 feet to a point; thence

(6)   South 62 degrees 30 minutes 00 seconds West, parallel with Pacific Avenue,
      50.00 feet to a point; thence

(7) South 27 degrees 28 minutes 00 seconds East, parallel with Illinois Avenue and Indiana Avenue, along the lands now or late of Midtown Motor Inn,
      64.00 feet to a point; thence

(8) North 62 degrees 30 minutes 00 seconds East, still in said line and parallel with Pacific Avenue 5.00 feet to a point; thence

(9) South 27 degrees 28 minutes 00 seconds East, still in said line and parallel with Illinois and Indiana Avenue 50.10 to a point; thence

(10) South 62 degrees 30 minutes 00 seconds West, still in said line and parallel with Pacific Avenue, 155.00 feet to the point and place of BEGINNING.

SUBJECT to the easement for public right-of-way contained in deed Book 3684, page 254.

BEING KNOWN AS Lot 12 in Block 47, formerly known as Lot 60 in Block 30, as shown on the Tax Map of the City of Atlantic City.

Illinois Avenue now known as Dr. Martin Luther King Boulevard.

TRACT #9:

PARCEL A:

BEGINNING at a point in the Easterly line of Mt. Vernon Avenue (19 feet wide), said point being distant 358.00 feet South of the Southerly line of Pacific Avenue (60 feet wide); and extending from said beginning point, the following courses and distances:

(1) South 27 degrees 28 minutes 00 seconds East, in and along the Easterly line of Mt. Vernon Avenue, a distance of 15.15 feet: thence

(2) South 62 degrees 32 minutes 00 seconds West, parallel with Pacific Avenue and crossing Mt. Vernon Avenue, a distance of 19.00 feet to the Westerly line of Mt. Vernon Avenue; thence

(3) North 27 degrees 28 minutes 00 seconds West, in and along the Westerly line of Mt. Vernon Avenue, a distance of 15.15 feet; thence

(4) North 62 degrees 32 minutes 00 seconds East, parallel with Pacific Avenue and crossing Mt. Vernon Avenue, a distance of 19.00 feet to the Easterly line of Mt. Vernon Avenue and the point and place of BEGINNING.

BEING an area above the horizontal plane of Mt. Vernon Avenue between elevation
50.00 and elevation 70.00, said elevations in reference to U.S.C. and G.S. Datum (elevation 0.00 = mean sea level).

BEING KNOW AS Lot 19 in Block 49, as shown on the Tax Map of the City of Atlantic City.

PARCEL B

BEGINNING at a point in the Easterly line of Mt. Vernon Avenue (19 feet wide), said point being distant 432.00 feet South of the Southerly line of Pacific Avenue (60 feet wide); and extending from said beginning point the following courses and distances:

(1) South 27 degrees 28 minutes 00 seconds East, in and along the Westerly line of Mt. Vernon Avenue, a distance of 18.00 feet; thence

(2) South 62 degrees 32 minutes 00 seconds West, parallel with Pacific Avenue and crossing Mt. Vernon Avenue, a distance of 19.00 feet to the Westerly line of Mt. Vernon Avenue; thence

(3) North 27 degrees 28 minutes 00 seconds West, in and along the Westerly line of Mt. Vernon Avenue, a distance of 18.00 feet; thence

(4) North 62 degrees 32 minutes 00 seconds East, parallel with Pacific Avenue and crossing Mt. Vernon Avenue, a distance of 19.00 feet to the Easterly line of Mt. Vernon Avenue and the point and place of BEGINNING.

BEING an area above the horizontal plane of Mt. Vernon Avenue between elevation
30.00 feet and elevation 50.00, said elevations in reference to U.S.C. and G.S. Datum (Elevation 0.00 = mean sea level).

BEING KNOW AS Lot 20 in Block 49, as shown on the Tax Map of the City of Atlantic City.

PARCEL C:

BEGINNING at a point in the Easterly line of Illinois Avenue, now known as Dr. Martin Luther King Boulevard (50 feet wide), said point being distant 365.50 feet South of the Southerly line of Pacific Avenue (60 feet wide); and extending from said beginning point, the following courses and distances:

(1) South 27 degrees 28 minutes 00 seconds East, in and along the Easterly line of Illinois Avenue, a distance of 15.50 feet; thence

(2) South 62 degrees 32 minutes 00 seconds West, parallel with Pacific Avenue and crossing Illinois Avenue, a distance of 50.00 feet to the Westerly line of Illinois Avenue; thence

(3) North 27 degrees 28 minutes 00 seconds West, in and along the Westerly line of Illinois Avenue, a distance of 15.50 feet; thence

(4) North 62 degrees 32 minutes 00 seconds East, parallel with Pacific Avenue and crossing Illinois Avenue, a distance of 50.00 feet to the Easterly Line of Illinois Avenue and the point and place of BEGINNING.

BEING an area above the horizontal plane of Illinois Avenue between elevation
50.00 and elevation 70.00, said elevations in reference to U.S.C. and G.S. Datum (Elevation 0.00 = mean sea level).

BEING KNOWN AS Lot 19 in Block 47, as shown on the Tax Map of the City of Atlantic City.

Illinois Avenue now known as Dr. Martin Luther King Boulevard.

                                  SCHEDULE A-2

                                   Office Land

BEGINNING at a point in the Westerly line of Kentucky Avenue (50 feet wide), distant 441.40 feet South of the Southerly line of Pacific Avenue (60 feet wide), as measured in and along the aforesaid Westerly line of Kentucky Avenue, said beginning point being in the division line between Lots 119.01 and 119.02 in Block 26 as shown on plan of minor subdivision prepared by Dennis E. Duffy Associates, Project No. 3361, dated September 26, 1985 and filed February 11, 1986, filed Map #2358, and extending from said beginning point; thence

(1) South 27 degrees 28 minutes 00 seconds East, in and along the aforesaid Westerly line of Kentucky Avenue, a distance of 108.60 feet to a point in the Northerly line of Lot 13 in said Block 49; thence

(2) South 62 degrees 32 minutes 00 seconds West, in and along the same and parallel with Pacific Avenue, a distance of 150.00 feet to a corner common to Lots 11, 12 and 13 in said Block 49; thence

(3) North 27 degrees 28 minutes 00 seconds West, in and along the Easterly line of Lot 12 and parallel with Kentucky Avenue, a distance of 50.00 feet to the Northeasterly corner of said Lot 12; thence

(4) South 62 degrees 32 minutes 00 seconds West, in and along the Northerly line of said Lot 12 and parallel with Pacific Avenue, a distance of
         30.00 feet to a point in the Easterly line of Mount Vernon Avenue (19 feet wide); thence

(5) North 27 degrees 28 minutes 00 seconds West, in and along same, a distance of 46.85 feet to a point in the aforesaid division line between Lots 11 and 10; thence

(6) North 62 degrees 32 minutes 00 seconds East, in and along same and parallel with Pacific Avenue, a distance of 133.40 feet to a point; thence

(7) North 27 degrees 28 minutes 00 seconds West, continuing in and along the said division line and parallel with Kentucky Avenue, a distance of
         10.00 feet to a point; thence

(8) North 62 degrees 32 minutes 00 seconds East, still in and along the said division line and parallel with Pacific Avenue, a distance of
         16.60 feet to a point; thence

(9) North 27 degrees 28 minutes 00 seconds West, still in and along the said division line and parallel with Kentucky Avenue, a distance of
         0.75 feet to a point; thence

(10) North 62 degrees 32 minutes 00 seconds East, still in and along the said division line and parallel with Pacific Avenue, a distance of
         26.00 feet to a point; thence

(11) North 27 degrees 28 minutes 00 seconds West, still in and along the said division line and parallel with Kentucky Avenue, a distance of
         1.00 feet to a point; thence

(12) North 62 degrees 32 minutes 00 seconds East, still in and along the said division line and parallel with Pacific Avenue, a distance of 4.00 feet to a point in the aforesaid Westerly line of Kentucky Avenue and the point and place of BEGINNING.

BEING Lot 119.02 in Block 26 as shown on plan of minor subdivision prepared by Dennis E. Duffy Associates, dated September 26, 1985, Project No. 3361, filed in the Atlantic County Clerk's Office on February 11, 1986, filed Map #2358.

ALSO BEING KNOWN AS Lot 11 in Block 49, formerly known as Lot 119.02 in Block 26, as shown on the Tax Map of the City of Atlantic City.

                                  SCHEDULE A-3

                                 Expansion Land

Tract # 1

ALL THAT CERTAIN LOT, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point in the Easterly line of Illinois Avenue (50' wide), distant 200.00' South of the Southerly line of Pacific Avenue (60'wide), when measured in and along the said Easterly line of Illinois Avenue, and extending from said beginning point; thence

(1) North 62 degrees 32 minutes 00 seconds East, parallel with Pacific Avenue, a distance of 151.00' to a point in the Westerly line of Mount Vernon Avenue (19' wide); thence

(2) South 27 degrees 28 minutes 00 seconds East, in and along the same, a distance of 45.00' to a point; thence

(3) South 62 degrees 32 minutes 00 seconds West, parallel with Pacific Avenue, a distance of 151.00' to a point in the Easterly line of Illinois Avenue; thence

(4) North 27 degrees 28 minutes 00 seconds West, in and along same, a distance of 45.00' to the point and place of BEGINNING.

BEING KNOWN AS Lot 8 in Block 48, formerly known as Lot 117 in Block 26, as shown on the Tax Map of the City of Atlantic City.

Illinois Avenue now known as Dr. Martin Luther King Boulevard.

And subject to Ordinance No. 1994-95 of the City of Atlantic City.

Tract # 2

All that certain Land and Premises, Tract or Parcel, situate in the City of Atlantic City, County of Atlantic County and State of New Jersey, bounded and described as follows: Beginning in the Northwesterly Line of Pacific Avenue (60 Ft. Wide) at a point that is 150.75 Feet Northeastwardly of the Northeasterly Line of Indiana Avenue (50 Ft. Wide) and extending thence by N.J.P.C.S.
MERIDIAN:

(1) North 27 degrees 40 minutes 05 seconds West, at right angles to Pacific avenue, 150.00 Feet; thence

(2) North 62 degrees 19 minutes 55 seconds East, parallel with Pacific Avenue, 50.00 Feet; thence

(3) South 27 degrees 40 minutes 05 seconds East, at right angles to Pacific Avenue, 150.00 Feet to the first mentioned Northwesterly Line of Pacific Avenue; thence

(4) South 62 degrees 19 minutes 55 seconds West, along said Northwesterly Line of Pacific Avenue, 50.00 Feet to the POINT AND PLACE OF BEGINNING.

Being known as Lot 29, Block 156, formerly Lot 27, Block 33, on the Tax Map of the City of Atlantic City.

Tract # 3

ALL THAT CERTAIN LOT, tract or parcel of land and premises situate, lying and being in the CITY OF ATLANTIC CITY, County of ATLANTIC and State of New Jersey, bounded and described as follows:

BEGINNING in the Southeasterly line of Pacific Avenue (60 feet wide) at a point that is 50.75 feet Southwestwardly of the Southwesterly line of Dr. Martin Luther King Jr. Boulevard (50 feet wide) and extending thence by N.J.P.C.S.
MERIDIAN:

(1) South 27 Degrees 40 minutes 05 seconds East, parallel with Dr. Martin Luther King Jr. Boulevard, 100.00 feet; thence

(2) South 62 degrees 19 minutes 55 seconds West, parallel with Pacific Avenue, 50.00 feet; thence

(3) North 27 degrees 40 minutes 05 seconds West, parallel with Dr. Martin Luther King Jr. Boulevard, 100.00 feet to the first mentioned Southeasterly line of Pacific Avenue; thence

(4) North 62 degrees 19 minutes 55 seconds East, along said Southeasterly line of Pacific Avenue, 50.00 feet to the POINT AND PLACE OF BEGINNING.

BEING Lot 7 in Block 47, formerly known as Lot 14 in Block 30, as shown on the Tax Map of the City of Atlantic City.

Tract # 4

ALL THAT CERTAIN LOT, tract or parcel of land and premises situate, lying and being in the CITY of ATLANTIC CITY County of ATLANTIC and State of New Jersey, bounded and described as follows:

TRACT A

BEGINNING at a point in the Southeasterly line of Pacific Avenue (60 feet wide), said point being distant 100.75 feet Southwestwardly from the intersection of the said line of Pacific Avenue with the Southwesterly line of Illinois Avenue (50 feet wide), said point being corner to lands of the former White Tower; thence

(1) Southwestwardly along said Pacific Avenue a distance of 100 feet to corner of lands formerly of the Mid Town Motor Inn, said point being distant 150 feet Northeastwardly from the Northeasterly line of Indiana Avenue; thence

(2) Southeastwardly parallel with Indiana Avenue (60 feet wide) a distance of 86 feet to a point; thence

(3) Northeastwardly parallel with Pacific Avenue a distance of 50 feet to a point; thence

(4) Southeastwardly parallel with Illinois Avenue a distance of 114 feet to a point; thence

(5) Northeastwardly parallel with Pacific Avenue a distance of 150.75 feet to the Southwesterly line of Illinois Avenue; thence

(6) Northwestwardly along the Southwesterly line of Illinois Avenue a distance of 100 feet to a point; thence

(7) Southwestwardly parallel with Pacific Avenue a distance of 100.75 feet to a point; thence

(8) Northwestwardly parallel with Illinois Avenue a distance of 100 feet to the Southwesterly line of Pacific Avenue to the point and place of BEGINNING.

The above description is in accordance with a survey drawn by Arthur W. Ponzio Co. and Associates dated November 7, 1984 and revised November 23, 1984, January 7, 1985, July 11, 1985, July 12, 1985 and August 5, 1985.

BEING KNOWN AS Lots 4, 5, 6, 9 and 10 in Block 47, formerly known as Lots 2, 3, 16, 42 and 19 in Block 30, on the Tax Map of the City of Atlantic City.

Illinois Avenue now known as Dr. Martin Luther King Boulevard.

TRACT B

BEGINNING at the intersection of the Southeasterly line of Pacific Avenue (60 feet wide) with the Northeasterly line of Indiana Avenue (60 feet wide); thence

(1) Northeastwardly along the Southeasterly line of Pacific Avenue a distance of 150 to a point corner to lands formerly of the Bala Motel; thence

(2) Southeastwardly along said lands and extensions thereof and parallel with Indiana Avenue a distance of 150 feet to a point; thence

(3) Southwestwardly parallel with Pacific Avenue a distance of 150 feet to the Northeasterly line of Indiana Avenue; thence

(4) Northwestwardly along the Northeasterly line of Indiana Avenue a distance of 150 feet to the point and place of BEGINNING.

The above description is in accordance with a survey drawn by Arthur W. Ponzio Co. and Associates dated November 7, 1984 and revised July 11, 1985, August 5, 1985 and August 6, 1985.

BEING Lots 1, 2 and 3 in Block 47, formerly known as Lots 5, 6 and 7 in Block 30, as shown on the Tax Map of the City of Atlantic City.

TRACT C

BEGINNING at a point on the Northerly sideline of Pacific Avenue, said point being 100.75 feet Northeast from the intersection of the Northerly sideline of Pacific Avenue and the Easterly sideline of Indiana Avenue (said point also being 250.00 feet West of Illinois Avenue) and running thence;

(1)      North 27 degrees 28 minutes 00 seconds West 150.00 feet to a point;
         thence

(2)      South 62 degrees 32 minutes 00 seconds West 0.75 feet to a point;
         thence

(3) North 27 degrees 28 minutes 00 seconds West parallel with Indiana Avenue, 25 feet to a point; thence

(4)      North 62 degrees 32 minutes 00 seconds East 50.00 feet to a point;
         thence

(5)      South 27 degrees 28 minutes 00 seconds East 25.00 feet to a point;
         thence

(6)      North 62 degrees 32 minutes 00 seconds East 0.75 feet to a point;
         thence

(7)      South 27 degrees 28 minutes 00 seconds East 150.00 feet to the point;
         thence

(8) South 62 degrees 32 minutes 00 seconds West 50.00 feet to a point and the place of BEGINNING.

The above description is in accordance with a survey drawn by Arthur W. Ponzio Co. and Associates dated November 7, 1984 and revised July 11, 1985, July 12, 1985 and August 5, 1985.

BEING KNOWN AS Lot 31 in Block 156, formerly known as Lot 73 in Block 33, as shown on the Tax Map of the City of Atlantic City.

Illinois Avenue now known as Dr. Martin Luther King Boulevard.

TRACT # 5

ALL THAT CERTAIN LOT, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING in the Northeasterly line of Indiana Avenue (60 feet wide) at a point 150 feet Southeastwardly of the Southeasterly line of Pacific Avenue (60 feet wide); and extending thence

(1) North 62 degrees 32 minutes East, parallel with Pacific Avenue, 155 feet; thence

(2) South 27 degrees 28 minutes East, parallel with Indiana Avenue, 50.10 feet; thence

(3) South 62 degrees 32 minutes West, parallel with Pacific Avenue 155 feet to the first mentioned Northeasterly line of Indiana Avenue; thence

(4) North 27 degrees 28 minutes West, along same, 50.10 feet to the point and place of BEGINNING.

BEING KNOWN AS Lot 11 in Block 47 as shown on the current tax map of the City of Atlantic City.

                                  SCHEDULE A-4

                                    Easement

EASEMENT I

DESCRIPTION FOR EASEMENT FOR THE PEOPLEMOVER SYSTEM TOGETHER WITH SUPPORTING COLUMNS ON INDIANA AVENUE.

BEGINNING at a point in the Westerly line of Indiana Avenue (60 feet wide), said point being distant 342.00 feet South of the Southerly line of Pacific Avenue (60 feet wide), and extending from said beginning point; thence

(1) North 62 degrees 32 minutes 00 seconds East, parallel with Pacific Avenue a distance of 10.00 feet; thence

(2) South 27 degrees 28 minutes 00 seconds East, parallel with Indiana Avenue a distance of 94.00 feet; thence

(3) North 62 degrees 32 minutes 00 seconds East, parallel with Pacific Avenue a distance of 50.00 feet to the Easterly line of Indiana Avenue; thence

(4) South 27 degrees 28 minutes 00 seconds East, in and along the Easterly line of Indiana Avenue, a distance of 30.00 feet: thence

(5) South 62 degrees 32 minutes 00 seconds West, parallel with Pacific Avenue a distance of 50.00 feet; thence

(6) South 27 degrees 28 minutes 00 seconds East, parallel with Indiana Avenue a distance of 498.90 feet; thence

(7) South 62 degrees 32 minutes 00 seconds West, parallel with Pacific Avenue a distance of 10.00 feet to the Westerly line of Indiana Avenue; thence

(8) North 27 degrees 28 minutes 00 seconds West, in and along the Westerly line of Indiana Avenue, a distance of 622.90 feet to the point and place of BEGINNING.

The above described Easement is located over and along the right of way of Indiana Avenue. It is understood that the above description is for an elevated peoplemover system, together with supporting columns on Indiana Avenue and for an elevated pedestrian passageway or bridge connecting the peoplemover system to the Claridge and to the Sands respectively. It is further understood that the bottom of said easement shall be located at elevation 20, mean sea level datum and the top of said easement shall be at elevation 45.0.

EASEMENT II

DESCRIPTION OF A PEOPLEMOVER SYSTEM ENTRANCE AND MUSEUM AT THE BOARDWALK END OF INDIANA AVENUE.

ALL THAT CERTAIN LOT, tract, or parcel of land and premises situate, lying, and being in the city of Atlantic City, County of Atlantic, and State of New Jersey, bounded and described as follows:

BEGINNING at a point distant 946.90 feet South of the Southerly line of Pacific Avenue (60 feet wide) and 26.00 feet West of the Westerly line of Indiana Avenue (60 feet wide), when measured at tight angles to said avenues respectively, and extending from said beginning point; thence

(1) North 62 degrees 32 minutes 00 seconds East, parallel with Pacific Avenue a distance of 62.00 feet; thence

(2) South 27 degrees 28 minutes 00 seconds East, parallel with Indiana Avenue a distance of 59.37 feet to the Inland or Interior Line of Public Park; thence

(3) South 77 degrees 07 minutes 07 seconds West, in and along the Inland or Interior Line of Public Park, a distance of 64.06 feet; thence

(4) North 27 degrees 28 minutes 00 seconds West, parallel with Indiana Avenue a distance of 43.23 feet to the point and place of BEGINNING.

The above described easement is located partly in the right of way of Indiana Avenue and partly on Lot 5, Block 46 as shown on the Tax Map of the City of Atlantic City.

It is understood that the above description is for the Museum and Peoplemover System entrance area at the Boardwalk end of Indiana Avenue.

                                  SCHEDULE A-5

                     Leasehold Estate - Madison House Lease


         ALL THAT following lands located in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

         BEGINNING at a point in the Easterly line of Illinois Avenue 245 feet South 27 degrees 28 minutes East from the Southerly line of Pacific Avenue; and extending thence

         (1) North 62 degrees 32 minutes East, parallel with Pacific Avenue 151 feet to the Westerly line of Mount Vernon Avenue; thence

         (2) South 27 degrees 28 minutes East, in and along the Westerly line of Mount Vernon Avenue 105 feet; thence

         (3) South 62 degrees 32 minutes West, parallel with Pacific Avenue 151 feet to the Easterly line of Illinois Avenue; thence

         (4) North 27 degrees 28 minutes West, in and along the Easterly line of Illinois Avenue 105 feet to the point and place of beginning.

         BEING Lot 9, Block 48 on the Official Tax Map of Atlantic City.

                                   Schedule B

                             Permitted Encumbrances

         1. Permitted Liens as defined in the Indenture.

         2. All those certain encumbrances listed on Schedule B - Section II of that certain ALTA Loan Policy No. 1021671060, issued by the Title Company of Jersey, as agent for Stewart Title Guaranty Company, dated June 22, 2004.

         3. The terms of a lease, license or management agreement(s) with an energy management company(s), supplier(s), or intermediary(s) related thereto now or hereafter entered into concerning or with respect to the supply and/or management of utility services and/or the operation of existing or newly supplied equipment at the property, including, but not limited to heating, ventilation, and air-conditioning and energy production related equipment.

         4. That certain unrecorded Lease Agreement for Lot 29 in Block 156 between Assignor as Landlord, and T&M Parking, Inc., as Tenant, dated March 20, 1996, having a month-to-month term.

         5. That certain License Agreement by and between Assignor and Eva Daush, d/b/a Sansations Hair Salon, dated April 28, 1999, and amended March 15, 2000, for a term to expire September 15, 2000, and to be renewed upon substantially the same terms.

         6. That certain License Agreement by and between Assignor and 21st Century Hot Dogs, LLC, dated May 16, 2003, for a term of three (3) years.

                                   SCHEDULE 1

1. Brighton Park Improvements Agreement between Assignor and the Claridge at Park Place, Inc., dated November 5, 1987, as amended April 5, 2000.

2. Lease Agreement for Lot 29 in Block 156 between Assignor, as Landlord, and T&M Parking, Inc., as Tenant, dated March 20, 1996, having a month-to-month term.

3. License Agreement by and between Assignor and Eva Dausch, d/b/a Sansations Hair Salon, dated April 228, 1999, and amended March 15, 2000, for a term to expire September 15, 2000, and to be renewed upon substantially the same terms.

4. That certain License Agreement by and between Assignor and 21st Century Hot Dogs, LLC, dated May 16, 2003, for a term of three (3) years.